UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 3, 2008
Western Digital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-08703 (Commission File Number)	33-0956711 (I.R.S. Employer Identification No.)

20511 Lake Forest Drive
Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On April 3, 2008, Western Digital Corporation announced the authorization of the repurchase of an additional $500 million of its common stock. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release issued by Western Digital Corporation on April 3, 2008, announcing an additional $500 million common stock repurchase authorization.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)
	By:	/s/ Raymond M. Bukaty
Date: April 3, 2008		Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation on April 3, 2008, announcing an additional $500 million common stock repurchase authorization.